                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                       Form 8-K


                                   Current Report

                         Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported):  July 1, 1998



                              Republic Bancorp, Inc.
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)

        Kentucky                       33-77324                 61-0862051
-----------------------------   ----------------------    ---------------------
     State or other             Commission File Number       I.R.S. Employer
jurisdiction of incorporation                             Identification Number



  601 West Market Street, Louisville, Kentucky             40202
  --------------------------------------------           ----------
  (Address of principal executive offices)               (Zip code)



 Registrant's telephone number, including area code:    (502)584-3600
                                                        -------------


                       Not Applicable
 (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

          Effective July 1, 1998, Republic Bancorp, Inc. (the "Company") amended its Articles of Incorporation to, among other things: increase the number of authorized shares of Class A Common Stock and Class B Common Stock of the Company to 30,000,000 and 5,000,000, respectively; effect a two-for-one stock split of the outstanding shares of Class A Common Stock and Class B Common Stock; add a provision to the Articles of Incorporation limiting the personal liability of directors of the Company to the maximum extent permitted by law; and increase to a majority the percentage of the voting power required to be held by shareholders to call a special meeting of shareholders and increase to a majority of the voting power the shareholder vote required to amend this provision of the Articles of Incorporation.
These amendments to the Articles of Incorporation were adopted at a special meeting of shareholders of the Company held June 30, 1998.

          The following table presents certain unaudited financial information for the Company for the second quarter of 1998 and for the six months then ended. Share information has been restated to reflect the two-for-one split of the Class A Common Stock and Class B Common Stock effective July 1, 1998. Operating results for the three months and six months ended June 30, 1998, are not necessarily indicative of the results that may be expected for the entire year ending December 31, 1998.

                                                        AS OF AND FOR THE              AS OF AND FOR THE
                                                       THREE MONTHS ENDED               SIX MONTHS ENDED
                                                            JUNE 30,                        JUNE 30,
                                                    -------------------------  ----------------------------------
                                                      1998          1997             1998              1997
                                                    ---------  --------------  ----------------  ----------------
                                                            (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
INCOME STATEMENT DATA:
Interest income...................................  $  23,029  $  23,242       $    45,814       $    45,852
Interest expense..................................     12,712     13,002            25,127            25,605
Net interest income...............................     10,317     10,240            20,687            20,247
Provision for loan losses.........................        741      1,416             1,384             2,714
Non-interest income...............................      3,073      1,747             5,869             3,843
Gain on sale of deposits..........................                                   4,116
Gain on sale of Bankcard..........................                 3,410                               3,410
Non-interest expense..............................      8,595      8,291            16,669            16,286
Income before taxes...............................      4,054      5,690            12,619             8,500
Net Income........................................      2,602      3,656             8,126             5,536

BALANCE SHEET DATA:
Total assets......................................                               1,161,723         1,109,713
Total securities..................................                                 230,146           221,958
Total loans, net..................................                                 828,556           796,403
Allowance for loan losses.........................                                   8,234             6,281
Total deposits....................................                                 745,553           830,325
Repurchase agreements and other short-term
 borrowings.......................................                                 102,597            86,080
Other borrowed funds..............................                                 219,020           110,065
Total stockholders' equity........................                                  75,742            63,444

PER SHARE DATA:
Net income per Class A common.....................  $     .17  $     .25       $       .54       $       .37
Net income per Class B common.....................        .17        .24               .54               .36
Book value........................................       5.06       4.05              5.06              4.05
Cash dividends per Class A common.................      .0275      .0275              .055              .055
Cash dividends per Class B common.................      .0250      .0250              .050              .050

PERFORMANCE RATIOS:
Return on average assets..........................        .89%       .73%(1)          1.19%(2)           .81%(1)
Return on average common equity...................      13.59      13.22(1)          18.30(2)          14.75(1)
Net interest margin...............................       3.76       3.88              3.84              3.85
Efficiency ratio..................................         64         69(3)             63(4)             68(3)

ASSET QUALITY RATIOS:
Nonperforming assets to total loans...............                                     .88%              .80%
Net loan charge-offs to average loans.............                                     .34               .68
Allowance for loan losses to total loans..........                                     .98               .78
Allowance for loan losses to non-performing
 loans............................................                                     117               105

CAPITAL RATIOS:
Leverage ratio....................................       7.24%      6.38%             7.24%             6.38%
Average stockholders' equity to average total
 assets...........................................       6.53       5.55              6.51              5.49
Dividend payout ratio.............................         16         11                10                15

------------------------------

(1) For purposes of calculation, pre-tax gain on sale of Bankcard of $3.4 million is not annualized.

(2) For purposes of calculation, pre-tax gain on sale of deposits of $4.1 million is not annualized.

(3) Excludes pre-tax gain on sale of Bankcard of $3.4 million.

(4) Excludes pre-tax gain on sale of deposits of $4.1 million.

ITEM 7.   FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          The following exhibit is filed with this report:

          3(i) Articles of Incorporation of Republic Bancorp, Inc., restated to reflect the amendments reported in Item 5 above



                                      SIGNATURES

          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              REPUBLIC BANCORP, INC.
                              (Registrant)


Date:  July 7, 1998                By  /s/ STEVEN E. TRAGER
                                     -----------------------------------
                                   Steven E. Trager,
                                   President and Chief Executive Officer





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                                     EXHIBIT INDEX


Exhibit   Description
3(i)      Articles of Incorporation of Republic Bancorp, Inc., restated in accordance with Regulation S-T.